THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THIS CONVERTIBLE
              PROMISSORY NOTE, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                           CONVERTIBLE PROMISSORY NOTE

            $____________________________ Date: _______________, 2001

         FOR VALUE RECEIVED, the undersigned, Netgateway, Inc., a Delaware corporation (the "Corporation"), promises to pay to ____________________________________ or its registered assigns ("Holder") the
principal   sum   of    _________________________    Dollars   ($________),   on
________________, 2004 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears (i) prior to the Maturity Date, quarterly, on the last day of March, June, September and December of each year, (ii) upon conversion as provided herein or (iii) on the Maturity Date, at the rate of eight percent (8%) per annum accruing from the date hereof (collectively, the "Note Balance"). Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for.

         1. Application of Payments. All payments with respect to this convertible promissory note (the "Note") shall be applied first to the payment of attorneys' fees, costs, and other charges to the extent, if any, provided herein; then to accrued interest; and then to the outstanding principal balance.

         2. Prepayment. This Note may be prepaid, in whole or in part, without penalty but only upon not less than five (5) business days notice to Holder.

         3.       Default.
                  -------

              a. Events of Default. The occurrence of any of the following events shall be an event of default under this Note ("Events of Default").

                   (i) The Corporation fails to make any payment hereunder when due and the same shall continue for ten days after its receipt of notice thereof;

                   (ii) The Corporation fails to perform any obligation other than a payment obligation within thirty days after notice to the Corporation of such default and the same shall continue for thirty days after its receipt of written notice thereof;

                   (iii) The Corporation materially breaches any representation or warranty, in each case, under the Note Purchase Agreement of even date herewith by and between the Corporation and the Holder, and the same shall continue for thirty days after its receipt of written notice thereof; or

                   (iv) The Corporation liquidates, dissolves, files any petition under the United States Bankruptcy Act, or any similar state proceeding or a filing is made by any other person against the Corporation of any petition under the United States Bankruptcy Act or any similar state proceeding which is not cured, dismissed or stayed within 60 days, or the application for, or appointment of, a receiver of the Corporation's property; appointment of a committee of the Corporation's creditors, or the making by the Corporation of an assignment for benefit of creditors.

              b. Due and Payable. Upon the occurrences of any such Event of Default, Holder at its option exercised by written notice to the Corporation shall have the right to declare the unpaid principal balance of, and all unpaid and accrued interest under, this Note, immediately due and payable, and to enforce its rights hereunder and any other right or remedy allowed by law or in equity.

              c. Other Remedies. The rights, powers, and remedies granted to Holder pursuant to the provisions of this Note shall be in addition to all the rights, powers and remedies granted to Holder under any statute or rule of law. Any forbearance, failure or delay by Holder in exercising any right, power or remedy under this Note shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Note shall not preclude the further exercise thereof, and every right, power and remedy of Holder under this Note shall continue in full force and effect until such right, power or remedy is specifically waived by any instrument executed by Holder.

         4. Conversion. The outstanding principal balance of, and all unpaid and accrued interest under, this Note (the "Note Balance") shall be convertible into shares of common stock of the Corporation on the terms and conditions of this
Section 4:

              a. Number of Shares. The Note Balance shall be convertible prior to the Maturity Date: (i) at the option of the Holder at any time after _____________, 2001; and (ii) at the option of the Corporation at any time after
_________________, 2001 if, and only if, at any time following such date, for a the period of twenty consecutive trading days the average of the closing bid and asked prices per share of the Corporation's common stock is or exceeds $0.75, as reported by The Nasdaq Stock Market, Inc. or on Nasdaq's OTC Bulletin Board Service, or if not so reported, as listed in the National Quotation Bureau, Inc.'s "Pink Sheets," in each instance into such number of fully paid and nonassessable shares of common stock as is determined by dividing the Note Balance on the date of conversion by $0.25, subject to the adjustments contemplated by Section 4(c) hereof (the "Conversion Price").

              b. Mechanics of Conversion.
                 -----------------------

                   (i) Before the Holder shall be entitled to convert the Note Balance into shares of common stock of the Corporation pursuant to subsection
(i) of Section 4(a) hereof, the Holder shall surrender this Note, marked "Paid" and "Cancelled," at the office of the Corporation or of any transfer agent for the common stock of the Corporation, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of common stock to which Holder shall be entitled to receive upon conversion of the Note Balance. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note, and the person or persons entitled to receive the shares of common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of common stock as of such date.

                   (ii) Before the Corporation shall be entitled to convert the Note Balance into shares of common stock of the Corporation pursuant to subsection (ii) of Section 4(a) hereof, the Corporation shall give written notice to Holder at its principal corporate office, of the election to convert the same and shall state therein the number of shares of common stock into which the Note Balance is converted. The Corporation shall, together with such written notice, issue and deliver to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of common stock to which Holder shall be entitled to receive upon conversion of the Note Balance. Within five days following its receipt of such written notice and certificates, Holder shall surrender this Note, marked "Paid" and "Cancelled," at the office of the Corporation or of any transfer agent for the common stock of the Corporation. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such written notice by the Corporation, and the person or persons entitled to receive the shares of common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of common stock as of such date.

              c. Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

                   (i) In case the Corporation shall at any time issue shares of common stock by way of a dividend or other distribution with respect to the common stock of the Corporation or effect a stock split or reverse stock split of the outstanding shares of its common stock, the Conversion Price then in effect shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution) or decreased in the case of such stock split or increased in the case of such reverse stock split (on the date that such stock split or reverse stock split shall become effective), by multiplying the Conversion Price in effect immediately prior to the stock dividend, stock split or reverse stock split by a fraction, the numerator of which is the number of shares of common stock outstanding immediately prior to such stock dividend, stock split or reverse stock split, and the denominator of which is the number of shares of common stock outstanding immediately after such stock dividend, stock split or reverse stock split.

                   (ii) In case of (a) any capital reorganization or any reclassification of the capital stock of the Corporation, (b) any consolidation or merger of the Corporation with or into another corporation or entity, (c) the disposition or transfer of all or substantially all of the assets of the Corporation other than in the ordinary course of the Corporation's business, or
(d) the dissolution, liquidation or winding up of the Corporation, the Holder shall thereafter be entitled to receive upon conversion of the Note Balance the kind and amount of shares of stock and other securities and property receivable in such transaction by a holder of the number of shares of common stock of the Corporation into which this Note entitled the Holder to receive immediately prior to such capital reorganization, reclassification of capital stock, non-surviving combination or disposition. In the event of any transaction contemplated by this subsection (ii) of Section 4(c), the Corporation shall provide written notice to the Holder not less than ten days prior to the consummation of such transaction, and Holder shall be entitled to immediately convert the Note Balance at its election in accordance with the terms of this Note regardless of whether such transaction occurs prior to _______________, 2001.

                   (iii) No fractional shares of common stock shall be issued upon conversion of the Note Balance or adjustment, and any fractional shares resulting from any adjustment or conversion shall be rounded up to the nearest whole share of common stock.

              d. Rights as Stockholder. Prior to the conversion of the Note Balance pursuant to this Section 4, the Holder of this Note, as such, shall not be entitled to any rights of a stockholder of the Corporation, including, without limitation, the right to vote, to receive dividends or other distributions or to receive any notice of meetings of shareholders, and shall not be entitled to receive any notice of any proceedings of the Corporation except as provided herein.

         5. Costs of Enforcement. Upon the occurrence of an Event of Default, all reasonable costs and expenses incurred by Holder in enforcing its rights under this Note, including, without limitation, costs of collection and attorneys' fees, shall be payable by Corporation to Holder.

         6. Default Interest. Upon the occurrence of an Event of Default, all overdue amounts under this Note shall bear interest at the rate set forth in above, plus five percent (5%).

         7. Interest Limitation. Interest, fees, and charges collected or to be collected in connection with the indebtedness evidenced by this Note shall not exceed the maximum, if any, permitted by applicable law. If any such law is interpreted so that any such interest, fees, or charges would exceed any such maximum, and if Corporation is entitled to the benefit of such law, then (i) such interest, fees, or charges shall be reduced to the permitted maximum and
(ii) any sums already collected from Corporation which exceed the permitted maximum shall be refunded.

         8. Terms. The terms of this Note shall be governed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law rule or provision (whether of the State of Delaware or other jurisdiction) which would cause the application of any law or rule other than of the State of Delaware.

         9. Waiver; Remedies. No failure on the part of the Corporation or Holder to exercise, and no delay in exercising a right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver whatever shall be valid, unless in writing signed by the other party or parties to be charged and then only to the extent specifically set forth in such writing. All remedies, rights, powers and privileges, either under this Note or by law or otherwise afforded to the Corporation or Holder, shall be cumulative and shall not be exclusive of any remedies, rights, powers and privileges provided by law. Each party hereto may exercise all such remedies afforded to it in any order of priority.

         10. Notices. Any notice required or permitted under this Note shall be in writing and sufficient if delivered personally, by facsimile or mailed by registered or certified mail, postage prepaid and return receipt requested, addressed to the appropriate recipient, or at such other address as the recipient shall designate by written notice, as herein provided, from time to time as follows:

         If to Holder:                         If to the Company:

         __________________________             Netgateway, Inc.
                                                754 East Technology Avenue
         __________________________             Orem, Utah  84097

         __________________________

Any notice which is personally delivered or delivered by facsimile shall be deemed effective upon the date of delivery (or refusal to accept delivery). Any notice which is mailed shall be deemed delivered on the second day after mailing.

         11. Successors. This Note shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the Corporation and Holder. The provisions of this Note shall be binding upon all subsequent holders of this Note. Neither the Holder nor the Corporation shall delegate its or their duties or obligations hereunder without the written consent of the other, which consent shall not be unreasonably withheld.

         12. Severability. Should any term or provision of this Note or the application thereof to any circumstance, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provision of this Note or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable.

         13. Entire Agreement. This Note constitutes the entire agreement among the Corporation and the Holder pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and understandings of the parties in connection with the transactions contemplated hereby. No supplement, modification or amendment shall be binding unless executed in writing by all parties.

         14. Presentment. The Corporation hereby waives diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, and specifically consents to and waives notice of any renewals, modifications or extensions of this Note, whether in favor of the Corporation or any other person or persons, and hereby waives any defense by reason of extension of time for payment or other indulgence granted by the Holder.

         15. Attorneys' Fees. If any arbitration, litigation, action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Note, in relation to a breach of this Note or pertaining to a declaration of rights under this Note, the prevailing party will recover all such party's reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used in this Note, attorneys' fees will be deemed to be the full and actual costs of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment, calculated on the basis of the usual fee charged by attorneys performing such services.


                        Netgateway, Inc.


                        By:
                            -------------------------------------------------
                                 Frank C. Heyman, Chief Financial Officer